Summary Prospectus May 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS HEALTH CARE VIP






CLASS    B

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/bvipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.42
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.34
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$136      $425          $734    $1,613
----      ----          ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 31%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80% of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of US companies, but may invest in foreign companies as well. The fund may invest in companies of any market capitalization.


MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.


Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate



                                       2
SUMMARY PROSPECTUS May 1, 2010                             DWS Health Care VIP
market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -23.21      33.21      9.17      8.06       5.77     12.88       -23.50     21.80
  2002        2003       2004      2005      2006       2007       2008       2009




Best Quarter: 14.98%, Q2 2003        Worst Quarter: -16.55%, Q4 2008
Year-to-Date as of 3/31/2010: 5.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5       SINCE
                       INCEPTION        YEAR      YEARS   INCEPTION
                     -----------  ----------  ---------  ----------
CLASS B                 7/1/02        21.80       3.75       4.18
-------------------     ------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX                       26.46       0.42       0.60
-------------------  ------           -----       ----       ----
S&P NORTH AMERICAN
HEALTH CARE SECTOR
INDEX                                 22.49       3.67       2.78
-------------------  ------           -----       ----       ----

The Advisor believes the additional S&P North American Health Care Sector Index represents the fund's overall investment process. Index comparisons begin on 4/30/01.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.


THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant to the Advisor since 2002.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial inter mediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
                                                             DWS Health Care VIP
                                    SUMMARY PROSPECTUS May 1, 2010 1B-HEALTH-SUM